Filed with the Securities and Exchange Commission on November 30, 1999

                                        1933 Act Registration File No.  333-7805
                                                      1940 Act File No. 811-7675

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                         |_|

         Post-Effective Amendment No.     4                                  |X|

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.     6                                                 |X|


                            BATTERY PARK FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

         2 World Financial Center, Building B, New York, NY 10281-1198
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 667-9300

                                  Robert Levine
                            Battery Park Funds, Inc.
                            2 World Financial Center
                                   Building B
                             New York, NY 10281-1198
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John MacKinnon, Esq.
                                Brown & Wood LLP
                             One World Trade Center
                            New York, N.Y. 10048-0057

                            Patrick D. Sweeney, Esq.
              Nomura Corporate Research and Asset Management Inc.
                            2 World Financial Center
                                   Building B
                             New York, NY 10281-1198

It is proposed that this filing will become effective

_____ immediately upon filing pursuant to paragraph (b)

_____ on __________ pursuant to paragraph (b)

__X__ 60 days after filing pursuant to paragraph (a)(1)

_____ on January 28, 2000 pursuant to paragraph (a)(1)

_____ 75 days after filing pursuant to paragraph (a)(2)

_____ on ___________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




                                     [LOGO]

                                  B A T T E R Y
                                    P A R KSM
                                    F U N D S

                                 Battery ParkSM
                                 High Yield Fund


                                   PROSPECTUS

                                JANUARY 28, 2000

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




                  BATTERY PARKSM HIGH YIELD FUND



                  Battery ParkSM Funds, Inc. currently offers one series in two share classes to investors--the Battery ParkSM High Yield Fund. The Fund is diversified and its investment objective is to provide shareholders with high total return consisting of current income and capital appreciation.



                  This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.




                                                 TABLE OF CONTENTS


RISK/RETURN SUMMARY............................................................3

PAST PERFORMANCE...............................................................4

FUND EXPENSES..................................................................5

INVESTMENT OBJECTIVE...........................................................6

INVESTMENT POLICIES............................................................6

INVESTMENT RISKS...............................................................7

MANAGEMENT OF THE FUND........................................................10

DISTRIBUTION OF SHARES........................................................11

DESCRIPTION OF CLASSES........................................................11

PURCHASING SHARES.............................................................14

REDEEMING SHARES..............................................................16

EXCHANGING SHARES.............................................................17

REINSTATEMENT PRIVILEGE.......................................................18

PRICE OF SHARES...............................................................18

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS......................19

TAXES.........................................................................19

RETIREMENT PLANS..............................................................20

YEAR 2000 ISSUE...............................................................20

FINANCIAL HIGHLIGHTS..........................................................21

FOR MORE INFORMATION                                           SEE THE LAST PAGE


RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The goal of the Battery ParkSM High Yield Fund ("the Fund") is to provide shareholders with high total return, consisting of current income and capital appreciation.

INVESTMENT POLICIES

     The Fund seeks to achieve its investment objective primarily by investing in medium and lower quality fixed income securities (commonly referred to as "junk bonds") of U.S. companies. Securities will include units of high yield securities including warrants, convertible and non-convertible debt securities, preferred stock, increasing rate, resettable and extendable notes, contingent interest securities, pay-in-kind bonds or notes and zero coupon bonds or notes.

PRINCIPAL RISKS OF THE FUND

     Investing in junk bonds involves special considerations and certain risks because such securities are regarded as being very speculative as to the issuer's ability to make payments of principal and interest. The main risks of investing in the Fund include credit, market, maturity, investment management, liquidity, portfolio turnover, foreign and emerging market, reinvestment, pricing and price volatility risks. You should consider these risks carefully before investing in this Fund. If the value of the Fund's investments goes down, you may lose money.

WHO MAY WANT TO INVEST

This Fund may be appropriate for people who:

o wish to invest for the long term

o want to allocate some portion of their long-term investments to aggressive fixed income investing

o are willing to accept a high degree of volatility and risk.

This Fund may not be appropriate for people who:

o are investing for the short term

o are risk adverse


PAST PERFORMANCE
--------------------------------------------------------------------------------

         The bar chart and table below illustrate the variability of the Battery ParkSM High Yield Fund's returns. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund's performance from year to year (on a calendar year basis). The table shows how the Fund's average annual returns for one-year and since inception compare with those of the Merrill Lynch High Yield Master II Index, a broad measure of market performance. THE FUND'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

Battery Park High Yield Fund - Y Shares
Calendar Year Returns as of 12/31

1997      18.31%
1998      0.25%

Class Y shares do not impose any sales charges and therefore the returns shown above are actual returns for Class Y shares. Returns for Class A shares are lower than Class Y because of the sales charges imposed.

          BEST QUARTER:          3 months ending 9/30/97          6.28%
          WORST QUARTER:         3 months ending 9/30/98         -6.37%


                                                             Since
AVERAGE ANNUAL TOTAL RETURN THROUGH 12/31/99<F1>1  1 Year    Inception<F2>2
------------------------------------------------- --------- -----------
Battery ParkSM High Yield Fund    A Shares<F3>3
                                  Y Shares

Merrill Lynch High Yield Master II Index<F4>4
------------------------------------------------- --------- -----------
      FOR UPDATED YIELD INFORMATION PLEASE CALL 1-888-254-2874.

<F1>1 Management fee and expense waivers are reflected in the average annual total returns shown above. If management did not provide waivers, the returns would be lower than those shown.
<F2>2 Both Classes A and Y shares commenced operations on October 28, 1996.
<F3>3 The average annual total returns for Class A shares reflect the maximum sales charge of 4.50%.
<F4>4 Source: Merrill Lynch & Co. The Merrill Lynch High Yield
Master II Index is a publicly reported unmanaged composite benchmark of the hypothetical return on investment on approximately 1083 high yield securities of at least $100 million ranging in rating from Ba1 to C by Moody's Investors Service Inc., and BB+ to C by Standard & Poor's. The Index has no cash component or transaction costs and is trader priced. Approximately 10% of the Index is comprised of deferred interest bonds and pay-in-kind bonds in addition to cash pay bonds. Certain of the information contained in this presentation has been provided by Merrill Lynch. Any information sourced to Merrill Lynch & Co. has been reprinted by permission, all rights reserved. Copyright(C) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Index may not be copied, used or distributed without Merrill Lynch's prior written approval. Merrill Lunch makes no representation or warranty, express or implied, to any person including without limitation, any recipient of this presentation or any member of the public regarding the advisability of investing in securities generally or in the ability of the Index (represented in the literature) to track market performance. This presentation is not sponsored, endorsed, sold or promoted by Merrill Lynch.


FUND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
------------------------------------------------------------ ----------- -------
SHAREHOLDER FEES                                             CLASS A     CLASS Y
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------ ----------- -------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES (as a       4.50%<F5>1  None
percentage of offering price)
MAXIMUM DEFERRED SALES CHARGE (LOAD)                         None        None
(as a percentage of offering price)
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS  None        None
REDEMPTION FEE                                               None        None
EXCHANGE FEE                                                 None        None
------------------------------------------------------------ ----------- -------

------------------------------------------------------------ ----------- -------
ANNUAL FUND OPERATING EXPENSES                               CLASS A     CLASS Y
(EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------ ----------- -------
MANAGEMENT FEES<F6>2                                           0.00%     0.00%
DISTRIBUTION AND SERVICE (12B-1) FEES<F7>3                     0.25%     None
OTHER EXPENSES<F6>2                                            1.00%     1.00%
TOTAL ANNUAL FUND OPERATING EXPENSES<F8>4                      1.25%     1.00%
------------------------------------------------------------ ----------- -------


<F5>1 Class A shares of the Fund held in accounts of financial planners or individuals will convert to Class Y shares when the aggregate value of the Class A shares in such account reaches $1 million or more. See "Purchase of Shares."
<F6>2 The investment adviser charges a fee of 0.65% for each class of shares for its services; however, the investment adviser waived management fees, and reimbursed certain expenses of the Fund, for the fiscal year ended September 30, 1999 to the extent necessary to limit the Fund's annualized expenses for that period to the annual rate of 1.25% of average daily net assets for Class A shares and 1.00% of average daily net assets for Class Y shares. Pursuant to an Expense Waiver and Reimbursement Agreement dated as of November 29, 1999, the investment adviser has agreed to the same waiver and reimbursement arrangement for the fiscal year of the Fund beginning October 1, 1999 and ending September 30, 2000. At October 1, 2000, the investment adviser may in its discretion agree to continue, modify or discontinue this waiver and reimbursement arrangement.
<F7>3 Class A shareholders are charged a 12b-1 fee of 0.25% of average daily net assets. Class Y shares are not subject to a Rule 12b-1 plan and therefore, Class Y shareholders do not pay a Rule 12b-1 fee.
<F8>4 Without management fee and expense waivers as discussed in Footnote 2 above. Total Annual Fund Operating Expenses for Classes A and Y would have been 2.22% and 1.83%, respectively. See footnote 2 above.

EXAMPLE The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that:

     1. You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods,

     2. You reinvested all dividends and capital gains distributions,

     3. Your investment has a 5% return each year, and

     4. The Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

------------- -------- --------- ---------- -----------
              1 YEAR   3 YEARS   5 YEARS    10 YEARS
------------- -------- --------- ---------- -----------
CLASS A       $572     $829      $1,105     $1,893
------------- -------- --------- ---------- -----------
CLASS Y       $102     $318      $552       $1,225
------------- -------- --------- ---------- -----------
           CLASS DESCRIPTIONS ARE ON PAGE __.

NOTE: The 5% return assumption is not intended to indicate that the Fund will actually earn 5%. In fact, the Fund's return may be higher or lower then 5%.


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

         The investment objective of the Battery Park High Yield Fund is to provide shareholders with high total return, consisting of current income and capital appreciation. THE FUND CANNOT ASSURE YOU THAT IT WILL REACH ITS INVESTMENT OBJECTIVE.


INVESTMENT POLICIES
--------------------------------------------------------------------------------

         The Fund attempts to achieve its investment objective by investing primarily in medium and lower-quality fixed income securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its total assets in fixed income securities rated as follows:

     o  Ba1 or lower by Moody's Investors Service, Inc. (Moody's)
     o  BB+ or lower by Standard & Poor's (S&P), or
     o  unrated securities of comparable quality

         There is no minimum rating in which the Fund may invest, and as a result, the Fund may purchase or hold securities in the lowest rating categories. Debt securities rated below Baa by Moody's or below BBB by S&P, and unrated securities of comparable quality are commonly known as high yield or "junk bonds."

         The high yield market is generally defined as including bonds with ratings below investment grade. However, when economic conditions cause a narrowing of spreads between the yields received from medium to lower rated or comparable non-rated securities and those received from higher rated securities, the Fund may invest in higher rated fixed income securities which provide similar yields with less risk. Since some issuers do not seek ratings for their securities, unrated securities of similar quality will also be considered for investment. However, the Fund will only purchase unrated securities when the investment adviser believes that the issuers' financial condition, or the protection provided by the terms of the securities themselves, limit the risk to the Fund to a comparable degree to that of the rated securities in which the Fund invests.

         When buying junk bonds, the investment adviser considers, among other things, the issuer's

     o  financial resources

     o  sensitivity to economic conditions and trends

     o  operating history

     o  quality of management , and

     o  regulatory matters.

         The Fund will invest in a variety of high yield, high current-income securities including:

o  units of high yield securities       o increasing rate and resettable and
(including warrants)                    extendable notes

o  preferred stock                      o contingent interest securities

o  both convertible and                 o pay-in-kind bonds or notes
non-convertible debt securities

o  zero coupon bonds or notes

         The Fund may also invest up to 25% of its assets in securities issued by non-U.S. issuers. As part of its foreign investments, up to 15% of the Fund's total assets may be invested in securities of issuers in emerging markets. All of the Fund's foreign investments will be denominated in U.S. dollars.

         In seeking capital appreciation, the Fund also may invest in common stock, rights or other equity securities which do not provide high current income but offer the potential for capital appreciation.

         The average maturity of the Fund's portfolio securities will vary based upon the investment adviser's assessment of economic and market conditions. However, to respond to adverse market, economic, political or other conditions as a temporary defensive measure, or in anticipation of purchasing high yield securities, the Fund may invest up to 100% of its assets in cash or short-term, high quality securities. These securities include:

o U.S. government securities         o repurchase agreements
o U.S. government agency or          o short-term debt securities such as
  instrumentality securities           commercial paper and other corporate debt
o domestic bank or savings           o bankers' acceptances
  institution certificates
  of deposit

         To the extent the Fund engages in this temporary defensive strategy, the Fund may not achieve its investment objective.


INVESTMENT RISKS
--------------------------------------------------------------------------------

HIGH YIELD (JUNK) BONDS
         Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high-risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities. During an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic recession, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

         The following list explains the specific risks of junk bonds:

         CREDIT RISKS: According to various rating agencies, junk bonds (i.e., bonds rated BB and lower by S&P or B and lower by Moody's) are more speculative than other securities. Issuers of junk bonds may be highly leveraged and may not be able to take advantage of traditional methods of financing. As a result, these bonds are more susceptible to weakened economic conditions and their market values tend to reflect developments of individual issuers to a greater extent than higher-rated securities. As a result, the risk associated with purchasing bonds from such issuers is generally higher than purchasing higher-rated securities.

         LIQUIDITY RISKS: The Fund may have difficulty disposing of certain junk bonds because there may be a thin trading market for such securities. To the extent that a secondary trading market for junk bonds does exist, it is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular securities. This may make it more difficult to meet the Fund's liquidity needs or to respond to specific economic events such as deterioration in the creditworthiness of the issuer.

         MARKET RISKS: As with all fixed income securities, changes in the market yield will affect the Fund's net asset value because the prices of junk bonds generally increase when interest rates decline and decrease when interest rates rise. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do shorter-term securities.

         PRICING RISKS: Reduced secondary market liquidity for certain junk bonds also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available for many junk bonds only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales. The Fund's directors, or the investment adviser following guidelines adopted by the directors, will carefully consider the factors affecting the market for junk bonds in determining whether a particular security is liquid or illiquid and whether market quotations are readily available for purposes of valuing portfolio securities.

         PRICE VOLATILITY RISKS: The prices of junk bonds tend to fluctuate more than the prices of higher rated securities.

         REINVESTMENT RISKS: Junk bonds may have call or redemption features, which would permit an issuer to repurchase the bonds from the Fund. If an issuer exercises a call during a period of declining interest rates, the Fund would likely have to replace the called securities with lower-yielding securities, which would decrease the net investment income to the Fund and decrease your dividends.

         BOND SELECTION RISK: In purchasing junk bonds, the Fund relies on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

FOREIGN AND EMERGING MARKET SECURITIES
         As stated above, the Fund may invest a limited portion of its assets in foreign securities. Investing in foreign securities can carry higher returns than those associated with domestic investments. However, foreign securities may be substantially riskier than domestic investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Furthermore, the economies of emerging and developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

STOCK MARKET RISKS
         As stated above, the Fund may invest a portion of its portfolio in equity securities to achieve capital appreciation. Equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. To the extent the Fund invests in equity securities, you could lose money if the value of the Fund declines.

         The Statement of Additional Information contains more information about the Fund and the types of securities in which it may invest. The SAI also contains an Appendix that provides a detailed list of the bond rating categories.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

         The investment adviser for the Fund is Nomura Corporate Research and Asset Management Inc. ("NCRAM" or "Investment Adviser"). NCRAM is located at 2 World Financial Center, Building B, New York, New York 10281-1198. The investment decisions NCRAM makes for the Fund are subject to the supervision of the Fund's board of directors. The Investment Adviser conducts investment research and supervision for the Fund and is responsible for the purchase and sale of securities for the Fund's portfolios. The investment adviser charges a fee of 0.65% for each class of shares for its services; however, the investment adviser waived management fees, and reimbursed certain expenses of the Fund, for the fiscal year ended September 30, 1999 to the extent necessary to limit the Fund's annualized expenses for that period to the annual rate of 1.25% of average daily net assets for Class A shares and 1.00% of average daily net assets for Class Y shares. Pursuant to an Expense Waiver and Reimbursement Agreement dated as of November 29, 1999, the investment adviser has agreed to the same waiver and reimbursement arrangement for the fiscal year of the Fund beginning October 1, 1999 and ending September 30, 2000. At October 1, 2000, the investment adviser may in its discretion agree to continue, modify or discontinue this waiver and reimbursement arrangement. As of September 30, 1999, NCRAM managed $2.2 billion in high yield bonds.

PORTFOLIO MANAGER
         RICHARD A. BUCH, CFA, has been the Senior Portfolio Manager of the Fund since its inception on October 28, 1996. Mr. Buch joined NCRAM in 1993 as Senior Vice President and served as a Director of NCRAM until 1995. In 1995, Mr. Buch became a Managing Director of the Investment Adviser and in 1996 became one of the Investment Adviser's board members. He has extensive experience in credit selection and managing high yield portfolios. Prior to 1993, Mr. Buch was a Senior Vice President and High Yield Portfolio Manager for Kidder Peabody High Yield Asset Management. Mr. Buch received his MBA from Cornell University in 1985 and a Bachelor of Science in Management from State University of New York at Binghamton. He is a Chartered Financial Analyst and a member of the Association for Investment Management Research.

 FUND ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENT AND CUSTODY SERVICES
         Firstar Mutual Fund Services, LLC, located in Milwaukee, Wisconsin, provides administrative, accounting and transfer agency services to the Fund. Firstar Bank, N.A. serves as custodian for the Fund.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

DISTRIBUTOR
         Nomura Securities International, Inc., (the "Distributor ") an affiliate of the Fund's Investment Adviser, serves as distributor for shares of the Fund. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers.

         The Distributor selects brokers, dealers and financial institutions to enter into agreements to sell the Fund's shares. The Distributor also provides marketing and shareholder servicing support for the Fund and coordinates the distribution activities of the Fund, its service providers and selling dealers.

DISTRIBUTION PLAN
         The Fund has adopted a distribution plan for Class A shares according to Rule 12b-1 under the Investment Company Act of 1940. Under the distribution plan, Class A shares may pay up to an annual rate of 0.25% of 1% of the average daily net asset value of shares to the Distributor. The Distributor uses this fee to finance activities that promote the sale of the Class A shares. Such activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel.

         Rule 12b-1 fees are paid out of Fund assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


DESCRIPTION OF CLASSES
--------------------------------------------------------------------------------

         The Fund offers its shares in two classes at a public offering price equal to the next determined net asset value per share plus, in the case of Class A shares, a sales charge imposed at the time of purchase. Each Class A share and Class Y share represents an identical interest in the Fund and have the same rights, except that Class A shares bear the expenses of the ongoing distribution fees as explained above and Class A shares may be converted to Class Y shares. The Fund or Distributor may suspend the continuous offering of any class of Fund shares at any time in response to conditions in the securities markets and may resume offering a class at any time thereafter. Each class is described in greater detail below.

CLASS A SHARES
         Class A shares are retail shares and may be purchased by individuals or IRAs. With Class A shares, you will likely pay a sales charge when you invest. Class A shares also impose a Rule 12b-1 fee (as discussed above) which is assessed against the shares of the Fund. If you purchase Class A shares of the Fund, you will pay the net asset value next determined after your order is received PLUS a sales charge (shown in percentages below) depending on the amount of your investment:

------------------------- ----------------------------- ------------------------------- -------------------------------
   AMOUNT OF PURCHASE          SALES CHARGE AS A         SALES CHARGE AS A PERCENTAGE    DISCOUNT TO SELECTED DEALERS
                              PERCENTAGE OF PUBLIC          OF NET AMOUNT INVESTED       AS A PERCENTAGE OF OFFERING
                                 OFFERING PRICE                                                     PRICE
------------------------- ----------------------------- ------------------------------- -------------------------------
LESS THAN $50,000                    4.50%                          4.71%                           4.00%
------------------------- ----------------------------- ------------------------------- -------------------------------
------------------------- ----------------------------- ------------------------------- -------------------------------
$50,000 - $99,999                    4.00%                          4.17%                           3.50%
------------------------- ----------------------------- ------------------------------- -------------------------------
------------------------- ----------------------------- ------------------------------- -------------------------------
$100,000 - $249,999                  3.25%                          3.36%                           2.75%
------------------------- ----------------------------- ------------------------------- -------------------------------
------------------------- ----------------------------- ------------------------------- -------------------------------
$250,000 - $499,999                  2.50%                          2.56%                           2.25%
------------------------- ----------------------------- ------------------------------- -------------------------------
------------------------- ----------------------------- ------------------------------- -------------------------------
$500,000 - $999,999                  2.00%                          2.04%                           1.80%
------------------------- ----------------------------- ------------------------------- -------------------------------
------------------------- ----------------------------- ------------------------------- -------------------------------
$1 MILLION +                         0.00%                          0.00%                            N/A
------------------------- ----------------------------- ------------------------------- -------------------------------

WAIVERS AND FEE REDUCTIONS

         YOU WILL NOT HAVE TO PAY A SALES CHARGE WHEN PURCHASING CLASS A SHARES IF YOU ARE:

           1. A registered representative or employee of a broker-dealer that has a dealer agreement with the Distributor.

           2. Participating in the NAV Transfer Program. To participate in the NAV Transfer Program, you must show proof that within 90 days prior to purchasing Class A shares of the Fund, you redeemed shares from any load or no-load mutual fund (other than the Fund) including money market funds. Adequate proof includes providing a completed qualification form and a statement showing the value liquidated from the other mutual fund.

           3. A qualified investor or other entity ("Qualified Investors"). Qualified Investors include:

              o U.S. purchasers which place orders through a broker that maintains an omnibus account with the Fund and makes such purchases:

              (a) through U.S. investment advisers or financial planners placing trades for their accounts or the accounts of their clients, and who charge a fee for their services;

              (b) for U.S. clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent;

              (c) for U.S. retirement and deferred compensation plans, and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Code or "rabbi trusts;" or

              (d) using the proceeds of a redemption of shares of another registered open-end investment company; charitable organizations (as defined in section 501(c) of the Code) investing $100,000 or more.

              o any U.S. pension fund, corporation, state or local government, Taft Hartley plan, foundation and/or endowment which is a client of a consulting firm, if that firm has made appropriate arrangements with the Fund, NCRAM or any of its affiliates of NCRAM with respect to furnishing advice to the client or with respect to the purchase of Fund shares by such client;

              o accounts as to which a U.S. bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with NCRAM or any of its affiliates relating to investment in the Fund;

              o U.S. investors, and their spouses and minor children, who are investment advisory clients of NCRAM or any of its affiliates or who are affiliated persons or sponsoring companies of those clients; and

              o employees (and their spouses and minor children) of the Investment Adviser.

         YOU MAY HAVE THE SALES CHARGE REDUCED IF:

          1. You aggregate your purchases of $50,000 or more made within a 13-month period using a letter of intention with your first purchase. The letter of intention is not a binding obligation to purchase any amount of Class A shares; however, if you meet the terms of the letter of intention, you will pay lower sales charges according to the table shown above.

          2. You are a selected dealer with a dealer agreement with the Distributor. The Distributor allows discounts to selected dealers and retains the balance over such discounts. The Distributor may waive the entire sales charge to dealers.

CLASS Y SHARES

         Class Y shares are offered at net asset value without a sales charge to you if you invest at least $1 million in the Fund. You may also purchase Class Y shares through a fee-based financial planner whose clients have a current investment in the Fund totaling at least $1 million. Directors of the Fund may purchase Class Y shares even if they do not have at least $1 million invested in the Fund. In addition, retirement plans administered by the Investment Adviser or its affiliates for the benefit of employees of the Investment Adviser and its affiliates may purchase Class Y shares for less than $1 million. If you purchase Class Y shares of the Fund you will pay the NAV next determined after your order is received. There is no sales charge on this class at the time you purchase your shares

CONVERSION OF CLASS A SHARES TO CLASS Y SHARES

         As a single investor of Class A shares, when your aggregate net investments reach $1 million, you may have your shares converted into Class Y shares if you send a written request to the Fund's transfer agent. Likewise, clients of securities dealers or fee-based financial planners that have appropriate arrangements with the Fund or the investment adviser may have their Class A shares converted into Class Y shares if they send a written request to the Fund's transfer agent. Once your shares have been converted, you (or your securities dealer) will be offered Class Y shares as long as you (or your securities dealer) have at least $1 million invested in the Fund at the time the Fund receives your next purchase order. Eligible shares will be converted from Class A to Class Y at net asset value on the day the transfer agent receives your written request. There is no charge for the conversion. Requests for conversion should be sent to the Fund's transfer agent at the following address:

BY REGULAR MAIL                           BY OVERNIGHT DELIVERY
Battery Park Funds                        Battery Park Funds
c/o Firstar Mutual Fund Services, LLC     c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                              615 E. Michigan Street, Third Floor
Milwaukee, Wisconsin  53201-0701          Milwaukee, Wisconsin  53202


PURCHASING SHARES
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

         To open an account, first determine if you are buying Class A or Y shares (see page __ for class descriptions). The minimum initial and subsequent investment purchase amounts are as follows:

                            MINIMUM                               MINIMUM
                        INITIAL PURCHASE                     SUBSEQUENT PURCHASE
Class A Shares             $1,000                                  $100
                                                             ($50 for automatic
                                                              investment plan)
Class Y Shares           $1,000,000                                 $100

METHODS OF BUYING

BY TELEPHONE.   If you are purchasing Class Y shares, call Battery ParkSM Funds,
Inc. at 1-888-254-2874 to place your order. (Note: For security reasons, requests by telephone will be recorded.) If you are purchasing Class A shares, call your dealer directly.

BY MAIL. Fill out the account application form and make your check payable to "Battery Park Funds." Forward the check and your application to the address below. No third party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account. To add to your account, fill out the investment stub from an account statement and write the Fund's name and account number on your check. Make your check payable to "Battery Park Funds" and forward the check and stub to the address below.

BY REGULAR MAIL                          BY OVERNIGHT DELIVERY
Battery Park Funds                       Battery Park Funds
c/o Firstar Mutual Fund Services, LLC    c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                             615 E. Michigan Street, Third Floor
Milwaukee, Wisconsin  53201-0701         Milwaukee, Wisconsin  53202

NOTE: THE FUND DOES NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE THEIR AGENTS. THEREFORE, DEPOSITS IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT FIRSTAR MUTUAL FUND SERVICES, LLC'S POST OFFICE BOX OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DO NOT CONSTITUTE RECEIPT BY FIRSTAR MUTUAL FUND SERVICES, LLC OR THE FUND.

BY FEDERAL FUNDS WIRE.   You may not open an account with a wire.  You must
first forward your application and check to Battery ParkSM Funds, Inc. at the above address. To make subsequent purchases, call Battery ParkSM Funds, Inc.
at 1-888-254-2874 to notify of your incoming wire. You should use the following instructions:

               Firstar Bank, N.A.
               Milwaukee, WI  53202
               ABA #:  075000022
               Credit:  Firstar Mutual Fund Services, LLC
               Account #:  112-952-137
               Further Credit:  Battery Park High Yield Fund, Class__
                                (Your name/title on the
                                account) (Account #)

AUTOMATIC INVESTMENT PLAN. Open an account using one of the above methods. If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check or deposit slip. If you didn't set up an automatic investment plan with your original application, call Battery ParkSM Funds, Inc. at 1-888-254-2874. You can choose whether you wish to make automatic additional investments monthly or quarterly from your checking account. The minimum subsequent investment under the automatic investment plan is $50 per period.

THROUGH YOUR BROKER.   You may purchase shares through your own broker or
dealer, but keep in mind that the broker/dealer may impose a service charge for his or her services.

RECEIPT OF ORDERS

         Shares may only be purchased on days the New York Stock Exchange and the Federal Reserve wire system are open for business. Your order will be considered received after your check is converted into federal funds and received by Firstar Bank (usually the next business day). If you are paying with federal funds (wire), your order will be considered received when Firstar Bank receives the federal funds.

TIMING OF REQUESTS

When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

o  the NAME of the Fund

o  the DOLLAR amount of shares to be purchased

o  purchase application or investment stub

o  check payable to BATTERY PARK FUNDS

         The price per share will be the net asset value next computed after the time your request is received in good order and accepted by the Fund or the Fund's authorized agent. All requests (telephone orders and federal funds wire) received in good order by the Fund before 4:00 p.m. EST will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.


REDEEMING SHARES
--------------------------------------------------------------------------------

METHODS OF REDEEMING

BY TELEPHONE.   If you own Class Y shares, you may call Battery ParkSM Funds,
Inc. at 1-888-254-2874 to redeem any amount of shares you wish. (NOTE: For security reasons, requests by telephone will be recorded.) If you own Class A shares, call your dealer directly to redeem shares.

BY MAIL. Send a letter instructing the Battery ParkSM Funds, Inc. to redeem the dollar amount or number of shares you wish. The letter should contain the Fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter. If your account is an IRA, your signature must be guaranteed and your request must indicate whether or not 10% withholding should apply. Requests submitted without an election whether or not to withhold will be subject to withholding.

BY FEDERAL FUNDS WIRE.   Call Battery ParkSM Funds, Inc. at 1-888-254-2874 to
request the amount of money you want to redeem. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.

SYSTEMATIC WITHDRAWAL PLAN.   Call Battery ParkSM Funds, Inc. at 1-888-254-2874
to arrange for regular monthly or quarterly fixed withdrawal payments by check or through automatic payment by direct deposit. The minimum payment you may receive is $50 per period. Note that this plan may deplete your investment and affect your income or yield.

THROUGH YOUR BROKER.   You may redeem shares through your own broker or dealer,
but keep in mind that the broker/dealer may impose a service charge for his or her services.

WHEN REDEMPTION PROCEEDS ARE SENT TO YOU

         Your shares may only be redeemed on days on which the Fund computes its net asset value. Your redemption request cannot be processed on days the New York Stock Exchange is closed or on federal holidays which restrict wire transfers. Your shares will be redeemed at the net asset value next determined after Battery Park Funds receives your redemption request in good order.

     When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

o  the NAME of the Fund

o  the NUMBER of shares or the DOLLAR amount of shares to be redeemed

o SIGNATURES of all registered shareholders exactly as the shares are registered (signature guaranteed for IRAs)

o  the ACCOUNT registration number

     All requests received in good order by Battery ParkSM Funds, Inc. before 4:00 p.m. (Eastern time), will normally be wired to the bank you indicate or mailed on the following day to the address of record. In no event will proceeds be wired or a check mailed more than 7 calendar days after Firstar receives a proper redemption request.

         If you purchase shares using a check and soon after request a redemption, Battery ParkSM Funds, Inc. will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

ACCOUNTS WITH LOW BALANCES

         Due to the high cost of maintaining accounts with low balances, Battery ParkSM Funds, Inc. may mail you a notice if your account falls below $500 requesting that you bring the account back up to $500 or close it out. If you do not respond to the request within 60 days, Battery ParkSM Funds, Inc. may close the account on your behalf and send you the proceeds. If you have an account through a broker/dealer or other financial institution, consult your account agreement for information on accounts with low balances.

SIGNATURE GUARANTEES

     You will need your signature guaranteed if:
o  you are redeeming $50,000 more.
o  you are redeeming shares from an IRA account
o you request a redemption to be made payable to a person not on record with the Fund, or
o you request that a redemption be mailed to an address other than that on record with the Fund

         You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions. A notary public cannot guarantee signatures.


EXCHANGING SHARES
--------------------------------------------------------------------------------

         As an investor of the Fund, you have the privilege of exchanging shares of the Fund with shares of Firstar Money Market Fund, a money market Fund advised by Firstar Investment Research and Management Company, LLC., an affiliate of Firstar Mutual Fund Services, LLC. The same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Currently, there is no limit on the number of times you may exercise the exchange privilege. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. You may only exchange Class A shares of the Fund for Class A shares of Firstar Money Market Fund. Likewise, you may only exchange Class Y shares of the Fund for Class Y shares of Firstar Money Market Fund.

Exercising the exchange privilege is really two transactions: a sale of one Fund and the purchase of another.

         Should the relationship between the Fund and Firstar Mutual Fund Services, LLC terminate, the Fund will seek to enter into arrangements with another similar money market Fund to continue to provide the exchange privilege. If you exchanged shares into Firstar Money Market Fund, you will be given a one-time opportunity to exchange shares of the Firstar Money Market Fund into the new money market Fund and thereby preserve the ability to exchange new money market Fund shares with shares of the Fund at a future date. This exchange the privilege may be modified or terminated in accordance with SEC rules at any time.


REINSTATEMENT PRIVILEGE
--------------------------------------------------------------------------------

         If you are an investor who recently redeemed your Class A shares, you have a one-time privilege to reinstate your account by purchasing Class A shares of the Fund without a sales charge up to the dollar amount you redeemed. You may exercise this reinstatement privilege at any time within 90 days from the time your redemption request was accepted by the transfer agent. To exercise your reinstatement privilege, send a written notice to the Fund's transfer agent stating that you wish to exercise your reinstatement privilege together with a check for the amount to be reinstated. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received.


PRICE OF SHARES
--------------------------------------------------------------------------------

HOW NAV IS DETERMINED

         The net asset value (NAV) is calculated by taking the value of the Fund's assets, including interest and dividends accrued, but not yet collected, less all liabilities including accrued expenses and dividing the result by the number of shares outstanding. The net asset value for the Fund is determined as of the close of trading (normally 4:00 p.m., EST) on the New York Stock Exchange, Monday through Friday, except on the following days:
(1) days on which the value of the Fund's portfolio securities has not changed enough to materially affect the NAV.
(2) days during which no shares are purchased or sold.
(3) days on which the New York Stock Exchange is closed, including New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving
Day and Christmas Day.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund declares dividends on daily basis and pays dividends on a monthly basis. If the Fund realizes capital gains, they will be distributed at least annually.

         Unless you provide a written request to receive payments in cash, your dividends and capital gains distributions will automatically be reinvested in additional shares of the Fund at the net asset value without sales charge. Dividends will be distributed on the last business day of each month. Dividends or capital gains distributions paid in cash will be mailed to you via the U.S. Postal Service. Keep in mind, undeliverable checks or checks not deposited within six months will be reinvested in additional shares of the Fund at the then current net asset value. Amounts paid in cash or in additional shares are treated the same for tax purposes.


TAXES
--------------------------------------------------------------------------------

         The Fund will pay no federal income tax because it expects to meet certain Internal Revenue Code requirements. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains, if any) and losses realized by the Fund will not be combined for tax purposes with those realized by other Funds. The Fund will provide you with detailed tax information for reporting purposes. The Fund intends to distribute all ordinary income and net realized capital gains.

         Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and capital gains distributions received. This applies whether dividends and distributions are received in cash or as additional shares. All ordinary income dividends paid by the Fund which include distributions of net realized short-term capital gains are taxable as ordinary income. Distributions paid by the Fund from net realized long-term capital gains are taxable as long-term capital gains. The capital gain holding period and the applicable tax rate is determined by the length of time that the Fund has held the security and not the length of time that you have held shares in the Fund. The Fund expects that, because of its investment objectives, distributions will consist primarily ordinary income dividends of long-term capital gains and short-term capital gains, which will be passed through to shareholders as ordinary income. The Fund will provide you with detailed tax information for reporting purposes.

         An exchange is not a tax-free transaction. An exchange of shares pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.

         The Fund may be required to withhold federal income tax at a rate of 31% (back up withholding) from dividend payments, distributions and redemption proceeds if you fail to furnish the Fund with your social security number. You must also certify that your social security number is correct and that you are not subject to backup withholding. The certification is included as part of the purchase application.

         You should consult your own tax adviser regarding the status of your accounts under state and local tax laws.


RETIREMENT PLANS
--------------------------------------------------------------------------------

You may purchase shares of the Fund for your individual retirement accounts. To obtain the appropriate disclosure documentation and more complete information on how to open a retirement account call 1-888-254-2874.


YEAR 2000 ISSUE
--------------------------------------------------------------------------------

Like all financial service providers, the Fund Investment Adviser, the Distributor and other third party service providers use systems that may be affected by Year 2000 transition or other date related issues. The services provided to you and the Fund by these service providers depend on the smooth functioning of their computer systems and those of other parties. Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although there can be no assurance at this time that there will be no adverse impact on the Fund, the Fund service providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000. The Fund service providers expect that their systems, and those of other parties they deal with, will be adapted in time for that event. However, there can be no assurance that the computer systems of the companies in which the Fund invests will be timely converted or that the value of such investments will not be adversely affected by the Year 2000 issue.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables set forth below are intended to help you understand the Fund's financial performance for the past 3 years since the Fund commenced operations. Most of the information reflects financial results with respect to a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a Fund(assuming reinvestment of all dividends and distributions). This information has been audited by ________________, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

CLASS A SHARES                                                         YEAR ENDED SEPTEMBER 30,
                                                                        1999            1998           1997<F9>(a)
------------------------------------------------------------------ ---------------- -------------- -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.10          $11.40           $10.00
------------------------------------------------------------------ ---------------- -------------- -----------------

INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------ ---------------- -------------- -----------------

Net investment income                                                   0.80            0.89             0.84
------------------------------------------------------------------ ---------------- -------------- -----------------

Net realized and unrealized gain (loss) on investments                 (0.72)          (0.70)            1.40
------------------------------------------------------------------ ---------------- -------------- -----------------

Total from investment operations                                        0.08            0.19             2.24
------------------------------------------------------------------ ---------------- -------------- -----------------

LESS DISTRIBUTIONS
------------------------------------------------------------------ ---------------- -------------- -----------------

Distributions from net investment income                               (0.79)          (0.91)           (0.84)
------------------------------------------------------------------ ---------------- -------------- -----------------

Distributions from net realized gain on investments                    (0.39)          (0.58)             --
------------------------------------------------------------------ ---------------- -------------- -----------------

Total distributions                                                    (1.18)          (1.49)           (0.84)
------------------------------------------------------------------ ---------------- -------------- -----------------

NET ASSET VALUE, END OF PERIOD                                          $9.00          $10.10           $11.40
------------------------------------------------------------------ ---------------- -------------- -----------------

Total return <F10>(b)                                                    0.77%           1.50%           23.13%
------------------------------------------------------------------ ---------------- -------------- -----------------

RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------ ---------------- -------------- -----------------

Expenses                                                                1.25%           1.25%           1.25%*
------------------------------------------------------------------ ---------------- -------------- -----------------

Net investment income                                                   8.30%           8.44%           8.66%*
------------------------------------------------------------------ ---------------- -------------- -----------------

Expense waiver/reimbursement <F11>(c)                                    0.97%           1.67%           2.79%*
------------------------------------------------------------------ ---------------- -------------- -----------------

SUPPLEMENT DATA
------------------------------------------------------------------ ---------------- -------------- -----------------

Net assets, end of period (000 omitted)                                $4,211          $3,894           $1,829
------------------------------------------------------------------ ---------------- -------------- -----------------

Portfolio turnover<F12>(d)                                               181%            190%             236%
------------------------------------------------------------------ ---------------- -------------- -----------------

*    Computed on an annualized basis.

<F9>(a)  Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997.

<F10>(b)  Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

<F11>(c)  This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

<F12>(d)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

CLASS Y SHARES                                                         YEAR ENDED SEPTEMBER 30,
                                                                        1999            1998           1997<F13>(a)
------------------------------------------------------------------ ---------------- -------------- -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.10          $11.40           $10.00
------------------------------------------------------------------ ---------------- -------------- -----------------

INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------ ---------------- -------------- -----------------

Net investment income                                                   0.76            0.93             0.86
------------------------------------------------------------------ ---------------- -------------- -----------------

Net realized and unrealized gain (loss) on investments                 (0.64)          (0.71)            1.40
------------------------------------------------------------------ ---------------- -------------- -----------------

Total from investment operations                                        0.12            0.22             2.26
------------------------------------------------------------------ ---------------- -------------- -----------------

LESS DISTRIBUTIONS
------------------------------------------------------------------ ---------------- -------------- -----------------

Distributions from net investment income                               (0.82)          (0.94)           (0.86)
------------------------------------------------------------------ ---------------- -------------- -----------------

Distributions from net realized gain on investments                    (0.39)          (0.58)             --
------------------------------------------------------------------ ---------------- -------------- -----------------

Total distributions                                                    (1.21)          (1.52)           (0.86)
------------------------------------------------------------------ ---------------- -------------- -----------------

NET ASSET VALUE, END OF PERIOD                                          $9.01          $10.10           $11.40
------------------------------------------------------------------ ---------------- -------------- -----------------

Total return<F14>(b)                                                    1.13%           1.76%           23.41%
------------------------------------------------------------------ ---------------- -------------- -----------------

RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------ ---------------- -------------- -----------------

Expenses                                                                1.00%           1.00%           1.00%*
------------------------------------------------------------------ ---------------- -------------- -----------------

Net investment income                                                   8.55%           8.63%           8.73%*
------------------------------------------------------------------ ---------------- -------------- -----------------

Expense waiver/reimbursement <F15>(c)                                    0.83%           1.67%           2.87%*
------------------------------------------------------------------ ---------------- -------------- -----------------

SUPPLEMENT DATA
------------------------------------------------------------------ ---------------- -------------- -----------------

Net assets, end of period (000 omitted)                                $19,866         $16,158         $13,361
------------------------------------------------------------------ ---------------- -------------- -----------------

Portfolio turnover<F16>(d)                                              181%            190%             236%
------------------------------------------------------------------ ---------------- -------------- -----------------

*      Computed on an annualized basis.
<F13>(a)  Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 19, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Investment adviser.

<F14>(b)  Based on net asset vale, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

<F15>(c) This voluntary expense is reflected in both the expense and net investment income ratios shown above.

<F16>(d)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



                                  B A T T E R Y
                                     P A R K
                           H I G H Y I E L D F U N D


------------------------- ======================================

                          NOMURA CORPORATE RESEARCH AND ASSET
                          MANAGEMENT INC.
Investment Adviser        2 World Financial Center
                          Building B
                          New York, NY  10281-1198
                          HTTP://WWW1.NOMURANY.COM
------------------------- ======================================
------------------------- ======================================

Distributor               NOMURA SECURITIES INTERNATIONAL, INC.
                          2 World Financial Center
                          Building B
                          New York, NY  10281-1198
------------------------- ======================================
------------------------- ======================================

Transfer Agent            FIRSTAR MUTUAL FUND SERVICES, LLC
                          615 East Michigan Street, 3rd Floor
                          Milwaukee, WI  53202
------------------------- ======================================
------------------------- ======================================

Custodian                 FIRSTAR BANK MILWAUKEE, N.A.
                          615 East Michigan Street, 3rd Floor
                          Milwaukee, WI  53202
------------------------- ======================================





Additional information about the Fund is included in the Statement of Additional Information (SAI). The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-888-254-2874. You may also write to:

BATTERY PARK FUNDS
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

You may review and obtain copies of Fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.




Investment Company Act File # 811-05762



                         BATTERY PARKSM HIGH YIELD FUND
                     A SERIES OF BATTERY PARKSM FUNDS, INC.





                       STATEMENT OF ADDITIONAL INFORMATION
                                January 28, 2000




This Statement of Additional Information, incorporated by reference into the Prospectus, is not a prospectus and should be read in conjunction with the Fund's Prospectus dated January 28, 2000, which has been filed with the Securities and Exchange Commission. To receive a copy of the Prospectus free of charge, write to Battery ParkSM Funds, Inc. or call the toll-free number 1-888-254-2874.



The Fund's audited financial statements for the fiscal year ended September 30, 1999 are incorporated by reference to the Fund's 1999 Annual Report. You may request a copy of the annual report at no charge by calling 1-888-254-2874 between 8:00 am and 5:00 pm central standard time on a any business day.


BATTERY PARKSM HIGH YIELD FUND
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701



Nomura Corporate Research and Asset Management Inc. - Investment Adviser Nomura Securities International, Inc. - Distributor



                                TABLE OF CONTENTS

General Information about Battery ParkSMFunds, Inc.............................3
Investment Objective and Policies..............................................3
Investment Restrictions........................................................7
Management of the Fund.........................................................9
Control Persons and Principal Holders of Securities...........................10
Management and Advisory Arrangements..........................................11
Fund Administration...........................................................12
Fund Accounting and Transfer Agent............................................13
Custodian.....................................................................13
Distributor...................................................................13
Distribution Plan.............................................................14
Brokerage Transactions........................................................15
Purchase of Shares............................................................16
Redeeming Shares..............................................................17
Determination of Net Asset Value..............................................17
Shareholder Services..........................................................19
Taxes.........................................................................20
Performance Data..............................................................22
Reports to Shareholders.......................................................24
Independent Auditors..........................................................24
Legal Counsel.................................................................24
APPENDIX A....................................................................25
APPENDIX B....................................................................28


GENERAL INFORMATION ABOUT BATTERY PARKSM FUNDS, INC.
--------------------------------------------------------------------------------

Battery ParkSM High Yield Fund (the "Fund") is the only existing series of Battery Park Funds, Inc. (the "Company"), a diversified, open-end series-type investment company. The Company was incorporated under Maryland law on June 4, 1996.

CAPITAL STOCK

The Company has an authorized capital of 200,000,000 shares of common stock, par value $0.001 per share, of which 50,000,000 shares are initially classified as one series, namely the Fund. The Fund consists of two classes, designated Class A and Class Y Common Stock, each of which consists of 25,000,000 shares. The remaining 150,000,000 shares are not classified as to any class or series.

RIGHTS OF EACH SHARE CLASS

Shares of Class A and Class Y Common Stock represent interests in the same assets of the Fund and are identical in all respects except that the Class A shares bear certain expenses related to the distribution associated with such shares. Class A shareholders each have exclusive voting rights with respect to matters relating to expenditures made under that class's Rule 12b-1 plan, as applicable.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940, as amended, ("1940 Act") does not require shareholders to act upon election of Directors. The By-laws of the Company provide that, with written request, holders of at least 10% of the outstanding shares of the Fund may call a special meeting of shareholders for any purpose.

Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will only be issued upon shareholder request.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Investment Objective and Policies of the Fund are discussed in the Prospectus. This section provides additional information regarding investments and transactions the Fund is permitted to make.

The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation. The Fund attempts to achieve its objective by investing principally in fixed income securities of U.S. companies which securities are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality. Under normal circumstances, the Fund will invest at least 80% of the Fund's total assets in fixed income securities rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's ("S&P"). The Fund is authorized to, but does not currently intend to, engage in various portfolio strategies to enhance income and to hedge its portfolio against investment and interest rate risks, including the utilization of leverage and the use of options and futures. No assurance can be given that the Fund will realize its investment objective. Other securities in which the Fund may invest are described below.

See Appendix A to this SAI for more information on ratings of high yield debt securities.

CONVERTIBLE SECURITIES
The Fund may invest in convertible securities, which include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Although the Fund generally expects that it will sell convertible securities rather than convert such securities into common stock, the Fund may, at various times, exercise conversion rights on convertible securities.

CORPORATE LOANS
The Fund may invest in corporate loans made by banks or other financial institutions either at origination or by acquiring participations in, assignments of or novations of corporate loans. Corporate loans generally are not readily marketable and may be subject to restrictions on resale and are therefore subject to the Fund's limitation on illiquid securities, as set forth below. The corporate loans in which the Fund invests typically are originated, negotiated and structured by a syndicate of co-lenders, one or more of which administers the loan on behalf of the syndicate. The value of a corporate loan depends primarily on the creditworthiness of the borrower. The Fund will invest in a corporate loan only if, in the Investment Adviser's judgment, the borrower can meet debt service on such loan; however, the Investment Adviser has set no minimum credit rating criteria regarding the borrowers. Although the Investment Adviser will continue to monitor the creditworthiness of the borrowers of corporate loans in which the Fund invests, there can be no assurance that such analysis will disclose factors that will impair the value of a corporate loan.

ASSET BACKED SECURITIES
The Fund may invest in asset-backed securities. Asset-backed securities are securities that directly or indirectly represent an interest in, or are backed by and payable from, receivables (including lease receivables) on pools of assets such as, but not limited to, the following:

o mortgage loans secured by real property,
o notes secured by property,
o equipment or lease payments,
o credit card debt,
o automobile loans or student loans.

Asset-backed securities are issued in structured financings wherein the sponsor is often a special purpose entity established for the purpose of securitizing the underlying assets in order to increase the liquidity of those assets or to achieve certain other financial goals. In choosing asset-backed securities in which the Fund will invest, the Investment Adviser will take into consideration, among other things, the underwriting standards of the originator of the underlying obligations, applicable loan-to-value ratios and the general sensitivity of the securities to economic conditions and trends.

REPURCHASE AGREEMENTS
The Fund may invest in securities pursuant to repurchase agreements. U.S. dollar-denominated repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. As a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities that are the subject of the repurchase agreement falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund in such securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Failure of the buyer or seller, as the case may be, to consummate the transaction may result in a missed opportunity to obtain the best price or yield available on the purchase or sale of the subject security.

LENDING PORTFOLIO SECURITIES
The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions. The Fund may receive collateral in cash or securities issued or guaranteed by the U.S. government that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of this loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation (i.e., negotiated loan premium or fee) for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral. The Fund could also suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

LEVERAGE
Although the Fund does not presently intend to utilize leverage to purchase portfolio securities, it is authorized to borrow from banks amounts of up to 33 1/3% of its total assets (including the amount borrowed). The Fund may also utilize its borrowing authority to obtain funds to meet redemption requests or settle investment transactions or for temporary or emergency purposes. Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for the Fund, which can exceed the income from the assets attributable to the borrowed funds. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets acquired with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

OPTIONS AND FUTURES TRANSACTIONS
The Fund is authorized, but does not currently intend, to engage in various portfolio strategies to hedge its portfolio against investment and interest rate risks, including the utilization of options and futures. See
Appendix B to this SAI --"Hedging Techniques."

INVESTMENT IN FOREIGN AND EMERGING MARKETS
As stated in the Prospectus, the Fund may invest up to 25% of its total assets in securities issued by non-U.S. issuers. Included within such investments, the Fund may invest up to 15% of its total assets in securities of issuers in emerging markets. All of the Fund's investments in securities of non-U.S. issuers will be U.S. dollar-denominated. Investment in the securities of foreign markets involve certain risk factors and special considerations in addition to those discussed under "Investment Risks" in the Fund's Prospectus, and these risks are often amplified in connection with investments in emerging markets. Certain emerging market countries have the following qualities:

(1) require prior governmental approval of foreign investors,

(2) limit the amount of investment by foreign investors in a particular issuer,

(3) limit the investment by foreign investors only to a specified class of securities that may have less advantageous rights than other classes,

(4) restrict investment opportunities in issuers in industries deemed important to national interests, and/or

(5) impose additional taxes on foreign investors.

Furthermore, it may be difficult to find qualified subcustodians in emerging market countries with extensive operating experience, and the Fund may be more limited in its ability to recover assets in the event of a subcustodian's bankruptcy than it would be in more developed countries. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The securities markets of emerging market countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity with high price volatility. Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States.

Some foreign investments may be subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. For this reason, if the Fund invests a substantial portion of its portfolio in the securities of certain foreign countries, it could be greatly impacted by any political, economic or regulatory developments affecting the value of the securities. Additional risks include differences in financial reporting standards, and less stringent regulation of securities markets.

These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed in the Prospectus, may result in potentially fewer investment opportunities for the Fund and may have an adverse effect on the investment performance of the Fund. See "Investment Risks" in the Prospectus for additional information regarding foreign and emerging market securities.

RESTRICTED AND ILLIQUID SECURITIES
The Fund may invest up to 15% of its net assets in securities that are not readily marketable, including securities that are restricted as to disposition under the federal securities laws or otherwise. If registration of such securities under the Securities Act of 1933 (the "Securities Act") is required, such registration may not be readily accomplished, and if such securities may be resold without registration, such resale may be permissible only in limited quantities. In either event, the inability to sell securities at the most opportune time may negatively affect the net asset value of the Fund. Notwithstanding the foregoing, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers as defined by Rule 144A under the Securities Act. Rule 144A securities held by the Fund that are determined to be liquid securities, either by the Fund's Board of Directors (the "Directors") or by the Investment Adviser pursuant to guidelines approved by the Fund's Board, will not be subject to the Fund's limitation on illiquid securities.

In promulgating Rule 144A under the Securities Act, the SEC stated that the ultimate responsibility for liquidity determinations rests with a fund's board of directors; however, the board may delegate the day-to-day function of determining liquidity to the investment adviser provided the board retains sufficient oversight. The Directors of the Fund have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid and has approved guidelines under these policies and procedures pursuant to which the Investment Adviser makes these determinations on an ongoing basis. In making these determinations, consideration is given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Directors periodically review Fund purchases and sales of Rule 144A securities.

To the extent that liquid Rule 144A securities become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Investment Adviser, under the supervision of the Directors, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
The Fund has adopted both fundamental and nonfundamental restrictions and policies relating to the investment of its assets and its activities. Fundamental restrictions and policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. For this purpose and under the 1940 Act, "majority shareholder approval" means the lesser of:

(a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or

(b) more than 50% of the outstanding shares.

Under these fundamental restrictions, the Fund may not:

1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

2. Make investments for the purpose of exercising control or management.

3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in this Statement of Additional Information, as they may be amended from time to time, provided that purchases of assignments or participations in loans (including bridge loans) will not be prohibited by this paragraph.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that (a) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

9. Make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act.

Non-fundamental restrictions may be amended by a majority vote of the Directors of the Fund. Under the non-fundamental investment restrictions, the Fund may not:

1. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law or by order of the SEC.

2. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales.

3. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

4. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

Because of the affiliation of the Investment Adviser with the Fund and the Distributor, the Fund is prohibited from engaging in portfolio transactions with the Distributor or its affiliates acting as principal and from purchasing securities inpublic offerings which are not registered under the Securities Act in which the Distributor or any of its affiliates participate as an underwriter or dealer. See "Portfolio Transactions."

PORTFOLIO TURNOVER
Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time that they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 200% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. Higher portfolio turnover (over 100%) involves correspondingly greater transaction costs and may result in the realization of greater net short-term capital gains.

The portfolio turnover rates for the fiscal years ended September 30, 1998 and 1999 were as follows:


                          PORTFOLIO TURNOVER RATE
    --------------------- -----------------------------
    Sept. 30, 1998                    190%
    --------------------- -----------------------------
    Sept. 30, 1999                    181%


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS
The Fund is managed by a Board of Directors. The Fund's Board of Directors consists of four individuals, two of whom are not "interested persons" of the Fund as that term is defined in the 1940 Act. The Directors are fiduciaries for the Fund's shareholders and are governed by the laws of the State of Maryland in this regard. They establish policies for the operation of the Fund and appoint the officers who conduct the daily business of the Fund. The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below.

------------------------------- -------- ---------------------- --------------------------------------------
NAME AND ADDRESS                 AGES     POSITION AND OFFICE              PRINCIPAL OCCUPATION
                                           WITH THE COMPANY             DURING THE PAST FIVE YEARS
------------------------------- -------- ---------------------- --------------------------------------------
Robert Levine*                    55      Chairman, President   Founder, President and Chief Executive
2 World Financial Center, New                and Director       Officer of the Investment Adviser and an
York, New York                                                  Executive Managing Director of Nomura
10281-1198                                                      Holding America Inc. from 1991 to present.
------------------------------- -------- ---------------------- --------------------------------------------
------------------------------- -------- ---------------------- --------------------------------------------
Francis L. Fraenkel               67           Director         President of Delta Capital Management Inc.
2 World Financial Center, New                                   from 1992 to present; Managing Director of
York, New York                                                  Salomon Brothers Inc. and President of
10281-1198                                                      Salomon Brothers Asset Management Inc.
                                                                prior to 1992.
------------------------------- -------- ---------------------- --------------------------------------------
------------------------------- -------- ---------------------- --------------------------------------------
Frank K. Reilly                   64           Director         Bernard J. Hank Professor of Business
2 World Financial Center, New                                   Administration, University of Notre Dame
York, New York                                                  College of Business Administration from
10281-1198                                                      1981 to present.
------------------------------- -------- ---------------------- --------------------------------------------
------------------------------- -------- ---------------------- --------------------------------------------
Richard A. Buch*                  40      Vice President and    Managing Director of the Investment
2 World Financial Center, New              Portfolio Manager    Adviser from 1993 to present; Senior Vice
York, New York                                                  President and High Yield Portfolio Manager
10281-1198                                                      for Kidder, Peabody Asset Management prior
                                                                to 1993.
------------------------------- -------- ---------------------- --------------------------------------------
------------------------------- -------- ---------------------- --------------------------------------------
Jennie Wong*                      33         Director and       Vice President of the Investment Advisor
2 World Financial Center, New                  Treasurer        since June 1999.  Employed in various
York, New York                                                  financial positions with the Investment
10281-1198                                                      Advisor since 1993.
------------------------------- -------- ---------------------- --------------------------------------------

* Interested person, as defined in the 1940 Act, of the Fund.

COMPENSATION
For their service as Directors, the non-interested Directors receive a fee of $2,500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The "interested persons" of the Fund receive no compensation for their service as Directors. None of the executive officers receive compensation from the Fund. For the fiscal year ended September 30, 1999, the Directors received the following compensation.

---------------------------- ----------------- ----------------------- ---------------------- ------------------------
NAME AND POSITION            AGGREGATE         PENSION OR RETIREMENT      ESTIMATED ANNUAL    TOTAL COMPENSATION
                             COMPENSATION      BENEFITS ACCRUED AS        BENEFITS UPON       FROM FUND COMPLEX PAID
                             FROM FUND         PART OF FUND EXPENSES      RETIREMENT          TO DIRECTORS
                             COMPLEX
---------------------------- ----------------- ----------------------- ---------------------- ------------------------
Robert Levine*                     None                 None                   None                    None
Chairman, Director and
President
Francis L. Fraenkel              $10,000                None                   None                   $10,000
Director
Frank K. Reilly                  $10,000                None                   None                   $10,000
Director
Jennie Wong*                       None                 None                   None                    None
Director and Treasurer
---------------------------- ----------------- ----------------------- ---------------------- ------------------------

*This trustee is deemed to be an interested person as defined by the 1940 Act.

SALES LOADS
Directors and employees of the investment adviser or its affiliates have the privilege of being able to purchase Class Y shares of the Fund with out meeting all the purchase requirements. Class Y shares (unlike Class A shares) are offered at net asset value without a sales charge. However, the typical investor must invest at least $1 million in the Fund to be able to purchase Class Y shares instead of Class A shares. The alternative is to purchase Class Y shares through a fee-based financial planner whose clients have a current investment in the Fund totaling at least $1 million. Directors of the Fund may purchase Class Y shares even if they do not have $1 million invested in the Fund. In addition, retirement plans administered by the Investment Adviser or its affiliates for the benefit of employees of the Investment Adviser and its affiliates may purchase Class Y shares for less than $1 million.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

CONTROL PERSON
As of January 1, 2000, the following shareholders are considered control persons of the Fund because they have either:

(1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company
(2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or
(3) an adjudication under section 2(a)(9) of the 1940 Act, which has become final, that control exists.

---------------------------- -------------------------- -------------------------- --------------------------
SHAREHOLDER NAME AND         CLASS                      NUMBER OF SHARES           PERCENTAGE OWNED
ADDRESS
---------------------------- -------------------------- -------------------------- --------------------------


PRINCIPAL HOLDERS
As of January 1, 2000, the following shareholders are considered principal holders of the Fund because they own of record or beneficially own 5% or more the outstanding shares of the Fund.

---------------------------- -------------------------- -------------------------- --------------------------
SHAREHOLDER NAME AND         CLASS                      NUMBER OF SHARES           PERCENTAGE OWNED
ADDRESS
---------------------------- -------------------------- -------------------------- --------------------------


MANAGEMENT OWNERSHIP
As of January 1, 2000, the officers and Directors own less than 1% of the Fund's outstanding shares.


MANAGEMENT AND ADVISORY ARRANGEMENTS
--------------------------------------------------------------------------------

See "Management of the Fund" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

The Fund's Investment Adviser is Nomura Corporate Research and Asset Management Inc. located at 2 World Financial Center, Building B, New York, New York 10281-1198. The Investment Adviser serves as adviser for the Fund pursuant to an Investment Advisory Agreement dated October 1, 1996 (the "Investment Advisory Agreement").

The Investment Advisory Agreement provides that, subject to the direction of the Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Directors. The Investment Adviser employs portfolio managers for the Fund, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and is required to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

Securities held by the Fund also may be held by or be appropriate investments for other funds for which the Investment Adviser or its affiliates act as adviser or by investment advisory clients of the Investment Adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which the Investment Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser or the Distributor or any of their subsidiaries. The Fund pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent, directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor), SEC fees, accounting costs and other expenses properly payable by the Fund. To the extent accounting services are provided for the Fund by the Investment Adviser, the Fund will reimburse the Investment Adviser for its costs in connection with such services. As required by the Distribution Agreement, the Distributor will pay certain of the expenses of the Fund incurred in connection with the offering of shares of the Fund, including the expenses of printing the prospectuses and statements of additional information used in connection with the continuous offering of shares by the Fund.

DURATION AND TERMINATION
The Investment Advisory Agreement for the Fund will remain in effect from year to year if approved annually (a) by the Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice by the majority vote of the Directors or of the outstanding voting securities of the Fund or on 120 days' written notice by the Investment Adviser.

ADVISORY FEES
The investment adviser charges a fee of 0.65% for each class of shares for its services; however, the investment adviser waived management fees, and reimbursed certain expenses of the Fund, for the fiscal year ended September 30, 1999 to the extent necessary to limit the Fund's annualized expenses for that period to the annual rate of 1.25% of average daily net assets for Class A shares and 1.00% of average daily net assets for Class Y shares. Pursuant to an Expense Waiver and Reimbursement Agreement dated as of November 29, 1999, the investment adviser has agreed to the same waiver and reimbursement arrangement for the fiscal year of the Fund beginning October 1, 1999 and ending September 30, 2000. At October 1, 2000, the investment adviser may in its discretion agree to continue, modify or discontinue this waiver and reimbursement arrangement. Subject to the approval of the Board of Directors of the Fund, the investment adviser may seek to recover management fees deferred pursuant to this Agreement in subsequent fiscal periods of the Fund to the extent that the Fund's expenses fall below the annualized rates of 1.25% and 1.00% of average daily net assets for Class A shares and Class Y shares, respectively. For the fiscal years (or period, as the case may be) ended September 30, 1997, 1998 and 1999 and the Investment Adviser earned and was paid the following amounts, unless some portion of the fee was waived as indicated.

---------------------------- -------------------------- -------------------------- --------------------------
Fiscal Year Ended                  ADVISORY FEES          ADVISORY FEES WAIVED           ADVISORY FEES
September 30                          EARNED                                             PAID BY FUND
---------------------------- -------------------------- -------------------------- --------------------------
          1997*                     $ 74,637                   $ 74,637                     None
---------------------------- -------------------------- -------------------------- --------------------------
           1998                      $115,986                   $115,986                     None
---------------------------- -------------------------- -------------------------- --------------------------
           1999                      $163,178                   $163,178                     None
---------------------------- -------------------------- -------------------------- --------------------------

*For the period from September 19, 1996 (start of business) to September 30,
1997.


FUND ADMINISTRATION
--------------------------------------------------------------------------------

         Firstar Mutual Fund Services, LLC ("Firstar") serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Company. As such Firstar provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund.

         Under the Fund Administration Servicing Agreement, Firstar receives an administration fee for the Fund, at an annual rate of 7 basis points (0.07%) on the first $200 million, 6 basis points (0.06%) on the next $500 million and 4 basis points (0.04%) on the balance of the daily average net assets of the Fund. The Fund Administration Servicing Agreement further provides that the annual fee in any event shall not be less than $30,000 for Class A shares and $25,000 for Class Y shares. Fees are billed to the Fund on a monthly basis. Prior to August 30, 1999, Federated Services Company ("Federated") provided administrative services to the Fund. Over the last three fiscal years, the Fund paid the following amounts in administrative fees:

                                           Administrative Fees Paid to:
------------------------ -------------------------------- -----------------------------------
Fiscal Year Ended                   FEDERATED                          FIRSTAR
September 30               (Sept. 19, 1996 - Aug. 29,      (Aug. 30, 1999 - Sept. 30, 1999)
                                      1999)
------------------------ -------------------------------- -----------------------------------
         1997*                       $46,164                             N/A
------------------------ -------------------------------- -----------------------------------
         1998                        $50,001                             N/A
------------------------ -------------------------------- -----------------------------------
         1999                        $45,834                            $4,583
------------------------ -------------------------------- -----------------------------------

*For the period from September 19, 1996 (start of business) to September 30, 1997.


FUND ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------

         Firstar Mutual Fund Services, LLC, serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement. Under the Fund Accounting Servicing Agreement, Firstar will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Firstar will receive a fund accountant fee for the Fund, which will be billed on a monthly basis.

         Under the Transfer Agent Servicing Agreement, Firstar will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. Firstar will receive a transfer agent fee, which will be billed on a monthly basis.


CUSTODIAN
--------------------------------------------------------------------------------

         The Custodian for the Company and the Fund is Firstar Bank Milwaukee, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202. Firstar Bank Milwaukee, N.A., as Custodian, holds all of securities and cash owned by the Fund.


DISTRIBUTOR
--------------------------------------------------------------------------------

         Nomura Securities International, Inc. ("Nomura Securities" or "Distributor") serves as distributor and principal underwriter for the Fund pursuant to a Distribution Agreement and a Rule 12b-1 Plan. As stated in the Prospectus, Nomura Securities is an affiliate of the Investment Adviser and is a registered broker-dealer and member of the National Association of Securities Dealers.

         Nomura Securities bears all expenses of providing distribution services pursuant to the Distribution Agreement. Under the Distribution Agreement, the Distributor offers shares of the Fund continuously at the public offering price as set forth in the Prospectus, which will not exceed the net asset value plus and sales charge. Nomura Securities provides for the preparation of advertising or sales literature and bears the cost of printing and mailing Prospectuses to persons other than shareholders. The Fund bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and the expense of registering their shares with the Securities and Exchange Commission. For its services under the Distribution Agreement, Nomura Securities receives a fee, payable monthly, at the annual rate of 0.25% of average daily net assets of Class A shares of the Fund. This fee is accrued daily as an expense of the Fund.

         The Distributor may enter into related selling group agreements with various broker-dealer firms that provide distribution services to investors.

         Since the Distribution Agreement provides for fees that are used by Nomura Securities to pay for distribution services, the Distribution Agreement along with the related selling agreements is approved and reviewed in accordance with the Fund's Rule 12b-1 Plan under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

         The Fund paid the Distributor the following commissions over the last three fiscal years:

------------------------- ------------------------------------
Fiscal Year Ended            DISTRIBUTION COMMISSIONS PAID
September 30
------------------------- ------------------------------------
1997*
------------------------- ------------------------------------
1998
------------------------- ------------------------------------
1999
------------------------- ------------------------------------
*For the period from September 19, 1996 (start of business) to September 30, 1997.

         Nomura Securities received the following commissions and compensations over the past fiscal year ended September 30, 1999.

------------------------------------ --------------------------------- ----------------- --------------------
  NET UNDERWRITING DISCOUNTS AND     COMPENSATION OR REDEMPTIONS AND      BROKERAGE      OTHER COMPENSATIONS
            COMMISSIONS                         REPURCHASE               COMMISSIONS
------------------------------------ --------------------------------- ----------------- --------------------
------------------------------------ --------------------------------- ----------------- --------------------

------------------------------------ --------------------------------- ----------------- --------------------

------------------------------------ --------------------------------- ----------------- --------------------


DISTRIBUTION PLAN
--------------------------------------------------------------------------------

See "Distribution of Shares" in the Prospectus for certain information with respect to the distribution plan for Class A shares pursuant to Rule 12b-1 under the Investment Company Act (the "Distribution Plan") with respect to the distribution fees paid by the Fund to the Distributor with respect to such class.

Payments of the distribution fees are subject to the provisions of Rule 12b-1 under the 1940 Act. Among other things, the Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the distribution fees paid to the Distributor. In their consideration of the Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its shareholders. The Distribution Plan further provides that so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. The Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors, or the vote of the holders of a majority of the outstanding related class of voting securities of the Fund or by the Distributor upon 60 days' written notice to the Fund. The Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any reports made pursuant to the plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

For the fiscal year ended September 30, 1999, the Class A shares incurred Rule 12b-1 fees of $12,696 representing compensation to the Distributor and Broker Dealers.


BROKERAGE TRANSACTIONS
--------------------------------------------------------------------------------

Subject to policies established by the Directors of the Fund, the Investment Adviser is primarily responsible for the portfolio decisions of the Fund and the placing of the portfolio transactions for the Fund. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. Transactions with respect to the high yield securities in which the Fund invests may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund has no obligation to deal with any broker in the execution of transactions for its portfolio securities. Subject to obtaining the best price and execution, securities firms that provided supplemental investment research to the Investment Adviser, including the Distributor, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

The securities in which the Fund invests are traded primarily in the over-the-counter market. Transactions in the over-the-counter market generally are principal transactions with dealers and the costs of such transactions involve dealer spreads. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads. Since portfolio transactions will generally not be effected on foreign securities exchanges, the Fund does not expect typically to incur potential settlement delays which may occur on certain of such exchanges.

Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Fund, including the Distributor, may not serve as the Fund's dealer in connection with such transactions. See "Investment Objective and Policies--Investment Restrictions." However, with certain limitations, an affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

The Directors of the Fund have considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor. For example, brokerage commissions received by the Distributor could be offset against the advisory fee payable by the Fund to the Investment Adviser. The Board of Directors will reconsider this matter from time to time. The Investment Adviser has arranged for the Fund's custodian to receive any tender offer solicitation fees on behalf of the Fund payable with respect to portfolio securities of the Fund.


PURCHASE OF SHARES
--------------------------------------------------------------------------------

See "Purchasing Shares" in the Prospectus for certain information as to the purchase of shares of the Fund.

The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class Y shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

PURCHASES THROUGH AGENTS OF THE FUND
The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The Fund will be deemed to have received a purchase or redemption order when an authorized broker accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's designee.

REDUCED INITIAL SALES CHARGES
LETTER OF INTENTION. Reduced sales charges are applicable to purchases aggregating $50,000 or more of the Class A shares of the Fund made within a 13-month period starting with the first purchase pursuant to the Letter of Intention in the form provided in the Prospectus. The Letter of Intention is not a binding obligation to purchase any amount of Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Transfer Agent is informed in writing of this intent within such 90-day period. The value of Class A shares of the Fund may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $50,000), the investor will be notified within 20 days of the expiration of such Letter. Class A shares equal to up to 4.5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least 5.0% of the dollar amount of such Letter. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. If the amount specified in the Letter of Intention is not purchased, an appropriate number of escrowed shares will be redeemed to realize the difference between the sales charge on the Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter.

ACQUISITION OF CERTAIN INVESTMENT COMPANIES. The public offering price of Class A shares may be reduced to the net asset value per Class A share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The issuance of Class A shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that

         (a) meet the investment objective and policies of the Fund;

         (b) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and

         (c) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments. Under such programs, the Fund realizes economies of scale and reduction of sales related expenses by virtue of familiarity with the Fund.


REDEEMING SHARES
--------------------------------------------------------------------------------

See "Redeeming Shares" in the Prospectus for certain information as to the redemption and repurchase of shares of the Fund.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of any Fund is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.


DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

See "Price of Shares" in the Prospectus concerning the determination of net asset value. Normally, the net asset value of the shares of the Fund is determined once daily Monday through Friday as of 4:00 p.m., EST, on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees and distribution fees, are accrued daily. The per share net asset value of the Class A shares of the Fund generally will be lower than the per share net asset value of the Class Y shares of the Fund reflecting the daily expense accruals of the distribution or shareholder service fees applicable with respect to the Class A shares. It is expected, however, that the per share net asset value of the two classes will tend to converge immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

Market and fair values of the Fund's portfolio securities are determined as follows:

o for bonds and other fixed income securities, as determined by an independent pricing service;
o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost;
o for equity securities, according to the last sale price on a national securities exchange, if applicable; o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
o for unlisted equity securities, latest bid prices; or
o for all other securities, at fair value as determined in good faith by the Directors.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The Fund will value futures contracts at their market value established by the exchanges at the close of trading on such exchanges unless the Directors determine in good faith that another method of valuing positions is necessary.

Over-the-counter put options will be valued at the mean between the bid and asked prices. Covered call options will be valued at the last sale price on the national exchange on which such option is traded. Unlisted call options will be valued at the latest bid price as provided by brokers.

An illustration of the computation of the initial offering price for Fund shares, based on the projected value of the Fund's estimated net assets and projected number of shares outstanding on the date its shares are first offered for sale to public investors is as follows:

                                                             Class A         Class Y
                                                          -------------- ----------------
Net Assets                                              $4,210,884         $19,866,229
Number of Shares Outstanding                              467,686           2,205,666
Net Asset Value Per Share                                  $9.00              $9.01
(net assets divided by number of shares outstanding)
Sales Charge                                               $0.42               $0
(4.5% on Class A only; 4.71% of amount invested)
Offering Price                                             $9.42              $9.01

OPTION ACCOUNTING PRINCIPLES
When a Fund sells an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of such liability will be subsequently marked to market to reflect the current market value of the option written. If current market value exceeds the premium received there is an unrealized loss; conversely, if the premium exceeds current market value there is an unrealized gain. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If an option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of sale are increased by the premium originally received.

TRADING IN FOREIGN SECURITIES
Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing the net asset value, the fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the underlying fund's board of directors, although the actual calculation may be done by others.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

A number of shareholder services and investment plans are available which are designed to facilitate investment in the Fund's shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Transfer Agent.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Unless specified otherwise, all dividends and capital gains distributions of the Fund are reinvested automatically in full and fractional shares of the Fund, at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may, at any time, by written notification to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash.

SYSTEMATIC WITHDRAWAL AND SYSTEMATIC INVESTMENT PLANS
A Class A or Class Y shareholder may elect to receive systematic redemption payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS
The Investment Adviser and/or Distributor may pay financial institutions a fee for providing certain services to both Class A and Class Y shareholders and for services involved in connection with the distribution of shares of the Fund. These fees are in addition to the amounts paid under the Distribution Plan and/or Shareholder Services Agreement and, to the extent paid by the Distributor, such fees will be reimbursed to the Distributor by the Investment Adviser and not the Fund.


TAXES
--------------------------------------------------------------------------------

The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A and Class Y shareholders (together, the "shareholders"). The Fund intends to distribute all of such income.

Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Certain categories of capital gains are taxable at different rates. The categories of gain and related rates will be passed through to shareholders in capital gain dividends. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

To the extent the Fund invests in securities issued by issuers in foreign countries, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

No gain or loss will be recognized on the conversion of Class A shares into Class Y shares in the circumstances described in the Prospectus. A shareholder's basis in the shares acquired will be the same as such shareholder's basis in the shares converted, and the holding period of the acquired shares will include the holding period for the converted shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

The Fund will invest in securities rated in the lower rating categories of nationally recognized statistical rating organizations, and in unrated securities ("junk bonds" or "high yield securities"), as described in the Prospectus. Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for federal income tax purposes; in such case, if the issuer of such high yield securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS
The Fund may write, purchase or sell options and futures. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, I.E., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless an election is available to the Fund or an exception applies, options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, I.E., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, may not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options and futures contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options and futures contracts.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states are exempt from state income taxation dividends paid by RICs, which are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.


PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time, the Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures will be based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A and Class Y shares of the Fund in accordance with formulae specified by the SEC.

Average annual total return quotations for the Fund for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A shares.

The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in a Fund at the beginning of each specified period.

Yield quotations for the Fund will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding in the Fund during the period that were entitled to receive dividends multiplied by the maximum offering price/net asset value per share of the Fund on the last day of the period.

Total return figures and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's holdings, operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

On occasion, the Fund may compare its performance to that of the Merrill Lynch High Yield Master Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., MONEY MAGAZINE, U.S. NEWS & WORLD REPORT, BUSINESS WEEk, CDA Investment Technology, Inc., FORBES MAGAZINE and FORTUNE MAGAZINe. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

TOTAL RETURN
The average annual total return of the Fund for one year ending September 30, 1999 and from inception to September 30, 1999 is as follows:

---------------------------------------- -------------- ------------
ANNUALIZED TOTAL RETURN                    CLASS A*       CLASS Y
---------------------------------------- -------------- ------------
1 year ending 9/30/99                       -3.80%         1.13%
---------------------------------------- -------------- ------------
10/28/96 (Inception) to 9/30/99              6.52%         8.51%
---------------------------------------- -------------- ------------

*With maximum sales load of 4.50%.

Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                          P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent calendar quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

YIELD
The Fund's yield for the thirty-day period ended September 30, 1999 was as follows:

------------------------------------- ----------- ------------
YIELD                                 CLASS A     CLASS Y
------------------------------------- ----------- ------------
30 days ending 9/30/99                  9.07%        9.75%

Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

         YIELD =  2[(A-B + 1)6 - 1]
                     --
                     c-d

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

The fiscal year of the Fund ends on September 30 of each year. The Fund will send to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each calendar year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.


INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

__________________, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601-6779, has been selected as the independent auditors of the Fund.


LEGAL COUNSEL
--------------------------------------------------------------------------------

Brown & Wood LLP, One World Trade Center, New York, NY 10048-0557, is counsel for the Fund.


APPENDIX A
--------------------------------------------------------------------------------

RATINGS OF HIGH YIELD DEBT SECURITIES DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE RATINGS Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers l, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS
An S&P corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, nor a comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. nature of and provisions of the obligation; and

III. protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Debt rated BB, B, CCC, CC and C is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C--The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is also used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L--The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit
Insurance Corp. and interest is adequately collateralized.

*--Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Debt obligations of issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, Bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

The ratings are based on current information furnished to S&P by the issuer, and obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information.


APPENDIX B
--------------------------------------------------------------------------------

HEDGING TECHNIQUES
The Fund may engage in various portfolio strategies to hedge its portfolio against interest rate risks. These strategies include use of options on portfolio positions, futures and options on such futures. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective and the Fund may not necessarily be engaging in hedging activities when movements in interest rates occur. See "Investment Objective and Policies" in the Fund's Prospectus for further information concerning these strategies.

Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options and Futures Transactions"), the Investment Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. See "Taxes" in the Statement of Additional Information.

The Fund may use the hedging instruments described below to hedge against interest rate risks:

OPTIONS. The Fund may purchase and write (i.e., sell) call options and put options on securities and engage in transactions in financial futures and related options, as described below.

The Fund may write covered call options with respect to securities it owns and enter into closing purchase transactions with respect to such options. A covered call option provides the holder of the option with the right to buy the underlying security covered by the option at the stated exercise price until the option expires. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy particular securities held by the Fund at a specified price for a certain period of time. In return for the premium income realized from the sale of the option, the Fund gives up the opportunity to profit from a price increase in the underlying security above the option exercise price while the option is in effect. In addition, the Fund's ability to sell the underlying security will be limited until the option is closed or expires. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. The Fund also may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. There is no percentage limitation with respect to portfolio securities on which the Fund may write call options.

The Fund may purchase put options on portfolio securities. In return for payment of a premium, the purchase of a put option gives the holder thereof the right to sell the security underlying the option to another party at a specified price until the put option is closed out, expires or is exercised. The Fund will purchase put options to seek to reduce the risk of a decline in value of the underlying security owned by the Fund. The Fund does not intend to purchase uncovered puts in excess of 10% of its total assets. The total return on the security may be reduced by the amount of the premium paid for the option. The Fund may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will have deposited and maintained with its custodian cash or liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written or purchased. The Fund intends to limit its writing of covered puts so that the aggregate value of the obligations underlying the puts will not exceed 5% of its net assets.

FUTURES. The Fund also may purchase and sell financial futures contracts ("futures contracts") as a hedge against adverse changes in interest rates, as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. The Fund may effect transactions in futures contracts in U.S. and foreign agency and government securities and corporate debt securities. Transactions by the Fund in futures contracts are subject to limitation as described below under "Restrictions on the Use of Futures Transactions."

The Fund may sell futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of securities held by the Fund will fall, thus reducing the net asset value of the Fund. As interest rates rise, however, the value of the Fund's short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which would have been incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates.

The Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

The Fund also may purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of such futures to hedge against the increased cost resulting from a decline in interest rates of securities which the Fund intends to purchase. Limitations on transactions in options on futures contracts are described below.

The Fund may engage in options and futures transactions on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Funds existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money. " This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

To trade futures contracts, the Fund is not required to deposit funds equal to the value of the futures contract. The Fund need only make a deposit, called an "initial margin deposit," equal to a percentage (typically 15% or less) of the value of the futures contract. As a result, a relatively small adverse move in the price of a futures contract may result in a substantial loss. For example, if at the time of purchase 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of that contract would, if the contract were then closed out, result in a total loss of the initial margin deposit before any deduction for brokerage commissions and other transaction costs. A decrease of more than 10% would result in a loss of more than the total initial margin deposit. Options on futures contracts are generally similarly or even more highly leveraged. However, when the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby minimizing the effect of leverage from such futures contract.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. Regulations of the Commodity Futures Trading Commission (the "CFTC") applicable to the Fund Permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin and option premiums required to establish non-hedging transactions would exceed 5% of the market value of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions. However, as stated above, the Fund intends to engage in options and futures transactions only for hedging purposes.

When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or short-term high grade fixed income securities in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities and currencies, which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security or currency, the Fund will experience a gain or loss, which will not be completely offset by movements in the price of the debt securities which are the subject of the hedge. There is also a risk of imperfect correlations where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, management believes the Fund can receive on each business day a bid or offer. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

INTEREST RATE HEDGING TRANSACTIONS. In order to hedge the value of the Fund's portfolio against interest rate fluctuations, the Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, cash equivalents or high grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the highest two rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Investment Adviser believes that the swap market is relatively liquid. Caps and floors, however, are less liquid than swaps. The Fund will not enter into a cap or floor transaction in an amount, which, together with other illiquid investments of the Fund, exceeds 15% of the Fund's total assets.




                                BATTERY PARK FUND
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)      ARTICLES OF INCORPORATION
         (1)  Conformed copy of Articles of Incorporation of the Registrant. (2)
         (2) Conformed copy of Articles of Amendment to the Articles of Incorporation. (2)

(b)      BY-LAWS
         (1)  Copy of By-Laws of the Registrant. (1)
         (2)  Copy of Amended By-Laws of the Registrant. (2)

(c)      INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS
         (1) Portion of the Articles of Incorporation and By-Laws of the Registrant defining the rights of shareholders. (3)
         (2)  Copy of Class A Specimen Share Certificate. (3)
         (3)  Copy of Class Y Specimen Share Certificate. (3)

(d)      INVESTMENT ADVISORY AGREEMENT of the Registrant. (3)

(e)      DISTRIBUTION AGREEMENT of the Registrant. (3)

(f)      BONUS OR PROFIT SHARING CONTRACTS.  Not Applicable.

(g) CUSTODIAN AGREEMENT between Registrant and Firstar Bank, N.A. dated August 30, 1999 filed herewith.

(h)      OTHER MATERIAL CONTRACTS
         (1) Fund Accounting Services Agreement between Registrant and Firstar Mutual Fund Services, LLC dated August 30, 1999 filed herewith.
         (2) Administrative Services Agreement between Registrant and Firstar Mutual Fund Services, LLC dated August 30, 1999 filed herewith.
         (3) Transfer Agency Services Agreement between Registrant and Firstar Mutual Fund Services, LLC dated August 30, 1999 filed herewith.
         (4) Conformed copy of License Agreement of the Registrant. (3)
         (5) Conformed copy of Amended and Restated Shareholder Services Agreement filed herewith.
         (6) Form of Expense Waiver and Reimbursement Agreement between the Registrant and Nomura Corporate Research and Assets Management Inc. filed herewith.

(i) OPINION AND CONSENT OF COUNSEL as to legality of shares being registered. (3)

(j) CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS to be filed by subsequent post-effective amendment.

(k)      OMITTED FINANCIAL STATEMENTS.  Not applicable.

(l)      CERTIFICATE OF INITIAL CAPITAL UNDERSTANDING. (3)

(m)      RULE 12B-1 PLAN
         (1)  Conformed copy of Distribution Plan. (3)
         (2)  Conformed copy of Amendment to Distribution Plan. (4)

(n)      FINANCIAL DATA SCHEDULE.  Not applicable.

(o)      RULE 18F-3 PLAN.  Multiple Class Plan. (3)


(1) Response is incorporated by reference to Registrant's Initial Registration Statement of Form N-1A filed June 19, 1996.
(2) Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed September 20, 1996.
(3) Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 on Form N-1A filed October 10, 1996.
(4) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed November 26, 1997.


ITEM 24  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

None

ITEM 25  INDEMNIFICATION:

Reference is made to Article V of the Registrant's Articles of Incorporation and to Article VI of the Registrant's By-Laws, incorporated by reference to Exhibits 1 and 2 to this Registration Statement, and to Section 2-418 of the Maryland General Corporation Law.

Insofar as the conditional advancing of indemnification moneys for actions based on the 1940 Act may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it ultimately should be determined that the standard of conduct has not been met, and (ii) at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his or her undertaking, (b) the Registrant is insured against losses arising by reason of the advance, or (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion shall determine, based upon a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER:

For a description of the other business of the investment adviser, see the sections entitled "The Investment Adviser" and "Management of the Fund" in Part
A. The address of the investment adviser is 2 World Financial Center, Building B, New York, New York 10281-1198.

Set forth below is a list of each executive officer and partner of the investment adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 30, 1994, for his or its own account or in the capacity of director, officer, partner or trustee.

                         POSITION(S) WITH INVESTMENT ADVISER    BUSINESS, PROFESSION, VOCATION OR
NAME                                                            EMPLOYMENT
------------------------ -------------------------------------- -------------------------------------------
Robert Levine            President, Chief Executive Officer,    Executive Managing Director, Nomura
                         and Executive Managing Director        Holding America Inc.
------------------------ -------------------------------------- -------------------------------------------
Richard A. Buch          Managing Director

ITEM 27  PRINCIPAL UNDERWRITERS:

(a) The Registrant's principal underwriter, Nomura Securities International, Inc. also serves as principal underwriter for Nomura Pacific Basin Fund, Inc.
(b) Set forth below is information concerning each director and officer of the distributor. The principal business address of each such person is 2 World Financial Center, Building B, New York, New York 10281-1198.

      NAME AND PRINCIPAL BUSINESS       POSITIONS AND OFFICES WITH          POSITIONS AND OFFICES WITH
      ADDRESS                           UNDERWRITER                         REGISTRANT
      --------------------------------- ----------------------------------- ----------------------------
      Atsushi Yoshikawa                 Co-President                                   None
      --------------------------------- ----------------------------------- ----------------------------
      Joseph D. Schmuckler              Co-President                                   None
      --------------------------------- ----------------------------------- ----------------------------
      John E. Toffolon, Jr.             Chief Financial Officer and                    None
                                        Executive Managing Director
      --------------------------------- ----------------------------------- ----------------------------
      Howard Steinberg                  General Counsel and Managing                   None
                                        Director
      --------------------------------- ----------------------------------- ----------------------------
      William B. Aimetti                Executive Managing Director                    None
      --------------------------------- ----------------------------------- ----------------------------
      Yoshikazu Yasuoka                 Managing Director                              None
      --------------------------------- ----------------------------------- ----------------------------
      Yukiko Murata                     Assistant Vice President                       None
      --------------------------------- ----------------------------------- ----------------------------
      Arthur S. Ainsberg                Independent Director                           None
      --------------------------------- ----------------------------------- ----------------------------

(c)      Not applicable.

ITEM 28  LOCATION OF ACCOUNTS AND RECORDS:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

------------------------------------------------------- ------------------------------------
ENTITY                                                  ADDRESS
------------------------------------------------------- ------------------------------------
Registrant                                              2 World Financial Center Building B
                                                        New York, NY  10281-1198
------------------------------------------------------- ------------------------------------
Firstar Mutual Fund Services, LLC                       615 East Michigan Street
(Transfer Agent, Fund Accountant, Administrator)        Milwaukee, WI  53202
------------------------------------------------------- ------------------------------------
Nomura Corporate Research and Asset Management Inc.     2 World Financial Center Building B
(Adviser)                                               New York, NY  10281-1198
------------------------------------------------------- ------------------------------------
Firstar Bank Milwaukee, N.A.                            615 East Michigan Street
(Custodian)                                             Milwaukee, WI  53202
------------------------------------------------------- ------------------------------------

ITEM 29  MANAGEMENT SERVICES:

Not applicable.

ITEM 30  UNDERTAKINGS:

Not applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, BATTERY PARK FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 30th day of November, 1999.


                            BATTERY PARK FUNDS, INC.

                         BY: /S/ ROBERT LEVINE*
                                 Robert Levine, Chairman and President
                                 November 30, 1999

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below on November 30, 1999 by the following person in the capacity and on the date indicated.

Name                               Title
/S/ ROBERT LEVINE*                 Chairman, President and Director
------------------
Robert Levine
/S/ JENNIE WONG                    Director and Treasurer
---------------
Jennie Wong
/S/ FRANCIS L. FRAENKEL*           Director
------------------------
Francis L. Fraenkel
/S/ FRANK K. REILLY*               Director
--------------------
Frank K. Reilly

*By:/S/ LACE B. FRASER___
Attorney in Fact for the Persons
Listed Above